Exhibit 99.1

NEWS

For Immediate Release

CNO Financial Group Announces Pricing of

$150 Million Subordinated Debentures Offering

CARMEL, Ind., November 18, 2020 - CNO Financial Group, Inc. (NYSE: CNO) announced today the pricing of its registered public offering of $150 million in aggregate principal amount of 5.125% subordinated debentures due 2060 (the “Debentures”). Completion of the offering is expected to occur on November 25, 2020, subject to customary closing conditions.

The Debentures will bear interest at an annual rate of 5.125%, payable quarterly in arrears on February 25, May 25, August 25 and November 25 commencing on February 25, 2021. The Debentures will mature on November 25, 2060.

CNO intends to use the net proceeds from the offering of the Debentures for general corporate purposes.

BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for the offering of the Debentures.

The Debentures are being offered pursuant to CNO's shelf registration statement, which is available online at www.sec.gov.  A preliminary prospectus supplement and accompanying prospectus describing the terms of the offering have been filed with the Securities and Exchange Commission, and may be obtained online at www.sec.gov  or from: BofA Securities, Inc., Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255, by phone at 1-800-294-1322 or by email at dg.prospectus_requests@bofa.com; RBC Capital Markets, LLC, Attention: DCM Transaction Management, 200 Vesey Street, 8th Floor New York, New York 10281, or by phone at (866) 375-6829 or Wells Fargo Securities, LLC Attention: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, Minnesota 55402, by phone at 1-800-645-3751 or by email at wfscustomerservice@wellsfargo.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Debentures or any other securities,  nor shall there be any sale of the Debentures in any state or jurisdiction, in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

For further information:

(News Media) Valerie Dolenga        Valerie.Dolenga@CNOinc.com

(Investors) Jennifer Childe               Jennifer.Childe@CNOinc.com

Cautionary Statement Regarding Forward-Looking Statements

Our statements, trend analyses and other information contained in this press release and elsewhere (such as in filings by CNO with the Securities and Exchange Commission (the “SEC”), press releases, presentations by CNO or its management or oral statements) relative to markets for CNO’s products and trends in CNO’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” "plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic,” “guidance,” “outlook” and similar words, although some forward-looking statements are expressed differently.  You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other “forward-looking” information based on currently available information.  The “Risk Factors” section of our 2019 Annual Report on Form 10-K and the changes set forth in the Risk Factors section of our Form 10-Qs provide examples of risks, uncertainties and events that could cause our actual results to differ materially from the expectations expressed in our forward-looking statements.  Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: the ongoing COVID-19 pandemic and the resulting financial market, economic and other impacts could adversely affect our business, results of operations, financial condition and liquidity; changes in or sustained low interest rates causing reductions in investment income, the margins of our fixed annuity and life insurance businesses, and sales of, and demand for, our products; expectations of lower future investment earnings may cause us to accelerate amortization, write down the balance of insurance acquisition costs or establish additional liabilities for insurance products; general economic, market and political conditions and uncertainties, including the performance and fluctuations of the financial markets which may affect the value of our investments as well as our ability to raise capital or refinance existing indebtedness and the cost of doing so; the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; our ability to make anticipated changes to certain non-guaranteed elements of our life insurance products; our ability to obtain adequate and timely rate increases on our health products, including our long-term care business; the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates, changes in the health care market and other factors which may affect the profitability of our insurance products; changes in our assumptions related to deferred acquisition costs or the present value of future profits; the recoverability of our deferred tax assets and the effect of potential ownership changes and tax rate changes on their value; our assumption that the positions we take on our tax return filings will not be successfully challenged by the Internal Revenue Service; changes in accounting principles and the interpretation thereof; our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; changes in capital deployment opportunities; our ability to maintain effective controls over financial reporting; our ability to continue to recruit and retain productive agents and distribution partners; customer response to new products, distribution channels and marketing initiatives; our ability to maintain the financial strength ratings of CNO and our insurance company subsidiaries as well as the impact of our ratings on our business, our ability to access capital, and the cost of capital; regulatory changes or actions, including: those relating to regulation of the financial affairs of our insurance companies, such as the calculation of risk-based capital and minimum capital requirements, and payment of dividends and surplus debenture interest to us; regulation of the sale, underwriting and pricing of products; and health care regulation affecting health insurance products; changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products or affect the value of our deferred tax assets; availability and effectiveness of reinsurance arrangements, as well as the impact of any defaults or failure of reinsurers to perform; the performance of third party service providers and potential difficulties arising from outsourcing arrangements; the growth rate of sales, collected premiums, annuity deposits and assets; interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; events of terrorism, cyber attacks, natural disasters or other catastrophic events, including losses from a disease pandemic or potential adverse impacts from global warming; ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; and the risk factors or uncertainties listed from time to time in our filings with the SEC.

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